UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 23, 2004

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

                DELAWARE                             000-25887                         36-3681151
     (State or other jurisdiction              (Commission file number)             (I.R.S. employer
           of incorporation)                                                        identification no.)

            TEN NORTH DEARBORN                                                            60602
            CHICAGO, ILLINOIS                                                           (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On April 23, 2004, PrivateBancorp, Inc. (the "Company") announced a two-for-one split of the Company's common stock, to be effected in the form of a stock dividend, payable on May 31, 2004 to stockholders of record as of the close of business on May 17, 2004. The Company also announced the appointment of Jay B. Williams to the Company's Board of Directors. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcements, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

         Exhibit 99.1      Press Release dated April 23, 2004.

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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIVATEBANCORP, INC.


                                            By:  /s/ Ralph B. Mandell
                                                 -------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
Date:  April 23, 2004                                Executive Officer

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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------
99.1            Press Release dated April 23, 2004

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